FEDERATED HIGH YIELD TRUST
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SUPPLEMENT TO THE PROSPECTUS DATED APRIL 30, 2004

The following is effective July 1, 2004.

Under the section entitled "Who Manages the Fund?" and the sub-section entitled "The Fund's Portfolio Managers Are:" please add the following portfolio manager.

Robert M. Kowit
Robert M. Kowit has been the Fund's Portfolio Manager since July 2004. Mr. Kowit joined Federated in 1995 as a Senior Portfolio Manager and a Vice President of the Fund's Adviser. Mr. Kowit was named a Senior Vice President of the Fund's Adviser in July 2001. Mr. Kowit received his M.B.A. from Iona College with a concentration in Finance.



                                                                   June 25, 2004

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Federated High Yield Trust
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com


Federated Securities Corp., Distributor

Cusip 314197104
30689 (6/04)